INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2022
INCOME TAXES
Schedule of statutory rates to the loss before provision for income taxes

	2022	2021
	$	$
(Loss) before income taxes	(89,989,659)	(50,640,075)
Statutory tax rate	27.00%	27.00%
Income tax (recovery) expense at statutory rate	(24,297,000)	(13,673,000)
Flow-through shares and other non-deductible differences	17,468,000	8,136,000
Change in unrecognized deductible temporary differences	6,829,000	5,537,000
Income tax expense (recovery)	—	—

Schedule of components of the deferred tax assets and liabilities

	2022	2021
	$	$
Investments	10,291,000	941,000
Exploration and evaluation assets	14,290,000	12,674,000
Non-capital tax losses carryforward	18,416,000	8,537,000
Net capital losses carryforward	11,528,000	167,000
Capital assets	1,362,000	556,000
Reclamation provision	1,411,000	—
Other	7,096,000	5,319,000
Total	64,394,000	28,194,000

Schedule of non-capital losses expire

Expiry Date	$
2040	791,000
2041	7,661,000
2042	9,964,000
18,416,000